UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2023

Paya Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39627	85-2199433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Perimeter Center North, Suite 600 Atlanta, Georgia	30346
(Address of Principal Executive Office)	(zip Code)

(800) 261-0240

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PAYA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 9, 2023, Paya Holdings Inc. (the “Company”) announced the execution of an Agreement and Plan of Merger (the “Merger Agreement”) with Nuvei Corporation, a corporation incorporated pursuant to the laws of Canada (“Parent”), and Pinnacle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub has agreed to commence a tender offer (the “Offer”), to purchase all of the shares of common stock, par value $0.001 per share, of the Company issued and outstanding (the “Shares”) at a price of $9.75 per Share (the “Offer Price”), in cash, without interest thereon (but subject to applicable withholding).

The Offer will initially remain open for a minimum of 20 business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any condition to the Offer (other than the Minimum Condition, the Termination Condition (each, as defined below) and any conditions that by their nature are to be satisfied at the expiration of the Offer, irrespective of if such conditions are satisfied) has not been satisfied and has not been waived by Parent or Merger Sub (to the extent permitted by the Merger Agreement), Merger Sub will, and Parent will cause Merger Sub to, extend the Offer in accordance with the terms of the Merger Agreement to permit the satisfaction of all Offer conditions. The obligation of Merger Sub to consummate the Offer is subject to the satisfaction or waiver of customary conditions, including, among others, (i) there being validly tendered and not validly withdrawn prior to the expiration of the Offer a number of Shares that, considered together with all other Shares (if any) beneficially owned by Parent and its affiliates, represent at least one more Share than 50% of the total number of Shares outstanding at the time of the expiration of the Offer (the “Minimum Condition”), (ii) any waiting period applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or otherwise been terminated, (iii) the absence of any law or order by any governmental authority of competent jurisdiction prohibiting, restricting, enjoining or otherwise making illegal the consummation of the Offer or the Merger, (iv) the Merger Agreement not having been terminated in accordance with its terms (the “Termination Condition”) and (v) other customary conditions set forth in Annex I to the Merger Agreement. The Minimum Condition and the Termination Condition may not be waived by Parent or Merger Sub without the prior written consent of the Company.

Following the consummation of the Offer, subject to the terms and conditions of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent in accordance with the DGCL. At the effective time of the Merger (the “Effective Time”), each Share that is not (a) validly tendered and irrevocably accepted for purchase pursuant to the Offer, (b) held by a stockholder who is entitled to demand appraisal and who has properly and validly exercised appraisal rights in accordance with, and who has complied with, applicable law, or (c) held by Parent, Merger Sub, or any other direct or indirect wholly owned subsidiary of Parent, will be thereupon converted into the right to receive cash in an amount equal to the Offer Price, on the terms and subject to the conditions set forth in the Merger Agreement.

The portion of each of the Company’s stock options (the “Options”) that is outstanding and vested as of immediately prior to the Effective Time and that has an exercise price less than the Offer Price will be cancelled and converted into the right to receive a lump sum cash payment, without interest, in an amount equal to the product of (i) the total number of Shares subject to such vested Option, multiplied by (ii) the excess of (a) the Offer Price over (b) the exercise price per Share under such Option. The portion of each Option that is outstanding and unvested as of immediately prior to the Effective Time and that has an exercise price less than the Offer Price will be converted into an option (a “Parent Option”) to purchase a number of subordinate voting shares of Parent (“Parent Shares”) equal to the product (rounded down to the nearest share) of (x) the number of Shares subject to such unvested Option multiplied by (y) the exchange ratio (which is based on the ratio of the Offer Price to the trading price of Parent Shares), with an exercise price per Parent Share (rounded up to the nearest cent) equal to the per Share exercise price under the unvested Option prior to the Effective Time divided by the exchange ratio. Each Parent Option will be subject to terms and conditions (including the same vesting and exercisability terms) that are no less favorable than those that applied to the unvested Option immediately prior to the Effective Time. Each Option, whether vested or unvested, that has an exercise price per Share that is equal to or greater than the Offer Price will be canceled for no consideration.

The portion of each of the Company’s restricted stock unit awards (the “RSUs”) that is outstanding and vested as of immediately prior to the Effective Time (including any RSUs held by a non-employee director of the Company that vest pursuant to their terms), will be cancelled and converted into the right to receive a lump sum cash payment, without interest, in an amount equal to (i) the total number of Shares issuable in settlement of such vested RSUs as of immediately prior to the Effective Time multiplied by (ii) the Offer Price (plus the value of any accrued but unpaid dividend equivalent rights relating to such vested RSUs). Any RSUs that are outstanding and unvested as of immediately prior to the Effective Time will be converted into a restricted stock unit award (the “Parent RSUs”) with respect to a number of Parent Shares equal to the product of (x) the number of Shares underlying such unvested RSUs as of immediately prior to the Effective Time multiplied by (y) the exchange ratio. The Parent RSUs will be subject to terms and conditions (including the same vesting terms) that are no less favorable than those that applied to the unvested RSUs immediately prior to the Effective Time.

The Merger Agreement includes representations, warranties and covenants of the Company, Parent and Merger Sub customary for a transaction of this nature. The Company will also use reasonable best efforts to conduct its business in all material respects in accordance with applicable law and in all material respects in the ordinary course of business prior to the Effective Time.

The Company has agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may, under certain circumstances, provide information to and participate in discussions or negotiations with third parties with respect to a bona fide written alternative acquisition proposal that the board of directors of the Company has determined in good faith (after consultation with its financial advisors (in the case of financial matters) and outside legal counsel) constitutes or would reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement), if failing to do so would be inconsistent with the board’s fiduciary duties under applicable law.

The Merger Agreement also includes customary termination provisions for both the Company and Parent, and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into an agreement with respect to a Superior Proposal, the Company will pay Parent a termination fee of approximately $38 million. The parties to the Merger Agreement are also entitled to specifically enforce the terms and provisions of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated therein. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by the Company to Parent and Merger Sub in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Tender and Support Agreement

On January 8, 2023, in connection with the execution and delivery of the Merger Agreement, GTCR-Ultra Holdings, LLC (“Ultra Holdings”), solely in its capacity as a stockholder of the Company, entered into a tender and support agreement (the “Tender and Support Agreement”) with Parent and the Company, pursuant to which Ultra Holdings agreed, among other things, (i) to tender all of the Shares held by Ultra Holdings in the Offer, subject to certain exceptions (including the valid termination of the Merger Agreement), (ii) to vote against other proposals to acquire the Company and in favor of the adoption of the Merger Agreement and (iii) to certain other restrictions on its ability to take actions with respect to the Company and its Shares. Ultra Holdings beneficially owns approximately 34% of the outstanding Shares as of January 8, 2023.

The foregoing description of the Tender and Support Agreement does not purport to be complete and is qualified in all respects by reference to the Tender and Support Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On January 8, 2023, in connection with the execution and delivery of the Merger Agreement, the Company and Ultra Holdings entered into an agreement (the “Termination Agreement”) with respect to the termination of the tax receivable agreement by and among the Company, Ultra Holdings and certain other parties dated as of October 16, 2020 (the “TRA”). The Termination Agreement implements certain provisions of the TRA in connection with the occurrence of the transactions contemplated by the Merger Agreement, including the acceleration of all obligations under the TRA pursuant to its terms resulting in the payment of an early termination fee of approximately $19.5 million to Ultra Holdings.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in all respects by reference to the Termination Agreement, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Item 8.01 Other Events.

On January 9, 2023, the Company issued a joint press release with Parent announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Additional Information and Where to Find It

The Offer referenced in this filing has not yet commenced. This filing is for information purposes only and is neither an offer to buy nor a solicitation of an offer to sell any securities of the Company, nor is it a substitute for the Offer materials that Merger Sub will file with the SEC upon commencement of the Offer. The solicitation of an offer to sell and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Merger Sub, a wholly owned subsidiary of Parent, intends to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

Stockholders and Investors are strongly advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and any amendments or supplements thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the Offer because they contain important information, including the terms and conditions of the Offer.

Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and related offer materials with respect to the Offer and the Merger, free of charge at the SEC’s website at www.sec.gov or from the information agent that will be named in the tender offer materials. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at https://investors.paya.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including statements relating to the acquisition of the Company by Parent and any statements relating to the Company’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Such forward-looking statements include those relating to the ability to complete and the timing of completion of the transactions contemplated by the Merger Agreement including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, among others: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) uncertainty surrounding the number of shares of the Company’s common stock that will be tendered in the Offer; (iii) the risk of legal proceedings that may be instituted related to the Merger Agreement, which may result in significant costs of defense, indemnification and liability; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility any or all of the that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; and (vii) the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners. The risks and uncertainties may be impacted by the COVID-19 pandemic (including supply chain constraints, labor shortages and inflationary pressure). The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q. The Company’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking information or statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of January 8, 2023, by and among Nuvei Corporation, Pinnacle Merger Sub, Inc. and Paya Holdings Inc.
10.1	Tender and Support Agreement, dated as of January 8, 2023, by and among Nuvei Corporation, Paya Holdings Inc. and GTCR Ultra-Holdings, LLC.
10.2	Termination Agreement, dated as of January 8, 2023, by and between Paya Holdings Inc. and GTCR Ultra-Holdings, LLC.
99.1	Joint Press Release of Nuvei Corporation and Paya Holdings Inc., dated January 9, 2023.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2023

By:	/s/ Glenn Renzulli
Glenn Renzulli
Chief Financial Officer

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